UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 27, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     0-26028                22-2671269

(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)






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Item 9.  Regulation FD Disclosure


We are in receipt of a letter from the FDA stating that it has completed its review of the Company's PreMarket approval application (PMA). The FDA, in its letter, outlined deficiencies in the PMA submission, which must resolved before the FDA's review could be completed. The FDA stated that until these deficiencies are resolved, the PMA application is not approvable in its current form. The FDA identified measures to make the PMA approvable and the Company will amend its PMA application to address the deficiencies in the letter.

The FDA, after considering the least burdensome approach, has suggested that the Company amend its PMA. The Company also has the right to petition for reconsideration.

The Company plans to work closely with its FDA attorney's to amend its PMA in a timely and efficient manner.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated August 27, 2003
                                     /s/ Linda B. Grable
                                     -------------------
                                     By: Linda B. Grable
                                     Chief Executive Officer and
                                     Chairman of the Board

                                     /s/ Allan L. Schwartz
                                     ---------------------
                                     By: Allan L. Schwartz
                                     Executive Vice President
                                     Chief Financial Officer